SALUDA GRADE MORTGAGE FUNDING LLC ABS-15G

Exhibit 99.3

EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”), a third-party due diligence provider, performed the review described below on behalf of its client, (“Saluda Grade Opportunities Fund LLC”.) The review included a total of 68 originated residential mortgage loans, in connection with the securitization identified as (“GRADE 2024-INV1”) (the “Securitization”). The review was conducted from February 2022 to July 2024.

Scope of Review

Credit Review

MaxDiligence performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

1.	The credit review included the following (collectively, the “Credit Review”) if applicable:

a.	Review of borrower’s proof of non-occupancy

b.	Confirmation of borrower eligibility

c.	Review of title information to validate lien position

d.	Confirmation that final 1003 match Underwriting Approval (as applicable) and that the final Loan approval data was supported by the documents in the file

e.	Confirmation that Loan Approval conditions were met

f.	Review of the flood certificate, and confirmation that flood insurance was required, as applicable

g.	Review of 1003 for completion, signature, and validation that the final 1003 accurately reflected verified information

h.	Validation of credit inquiries within the last ninety (90) days of application and AKA’s were cleared, if required by guidelines

i.	Review of sales contract and validation all contributions were within guidelines

j.	Review of Hazard coverage and verification that sufficient coverage was in place on subject and all premiums were included in DSCR

k.	Review of Rental income and /or market rents and validation of DSCR calculation

l.	Review of Entity and/or Guarantor as appropriate

m.	Verify Assets and Reserves

n.	Verify whether appraisal requirements are met

o.	Ensure closing documents were complete and signed correctly

Valuation Review

MaxDiligence performed a “Valuation Review,” which included the following:

1.	Valuation Review

a.	MaxDiligence’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. MaxDiligence’s review will include verifying the appraisal report:

b.	On the appropriate GSE form:

i.	All elements of appraisal are present

ii.	Ensure all applicable Loan documents match appraisal information

iii.	Property is acceptable collateral for Loan program

iv.	Completed by an appraiser that was actively licensed to perform the valuation

v.	Completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, or if the appraisal was performed for another lender, the file contains a transfer letter from the original lender

vi.	The original appraisal report is made and signed prior to the final approval of the mortgage loan application; Any revisions, if made known to MaxDiligence, to the original report are documented and dated completed and dated within the guideline’s restrictions,

vii.	The original appraisal is ‘As is’ or Inspection received including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

viii.	Determine whether the appraised value is supported at or within 10% variance based on a third-party valuation product. If a third-party valuation product is in file, but notes a variance above 10% or an inconclusive value, MaxDiligence will recommend a BPO or field review be ordered.

ix.	With regard to the use of comparable properties, MaxDiligence’s review will (a) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (b) confirm the property value and square footage of the subject property was bracketed by comparable properties, (c verify that comparable properties used are similar in size, style, and location to the subject, and (d) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

x.	Other aspects of MaxDiligence’s review include (i) verifying that the address matched the mortgage note, ((ii) if requested, noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.

c.	If more than one valuation was provided, MaxDiligence will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, MaxDiligence will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in MaxDiligence’s review result in a variance of more than 10% then the client will be notified of such variance.

d.	MaxDiligence will confirm to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, MaxDiligence will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

e.	In addition, MaxDiligence will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

Compliance Review

Not Applicable.

Data Discrepancy

As part of the Credit, Property and Compliance Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
Actual In Place Rent	5	11	45.45%
ARM Initial Interest Rate Maximum	1	1	100%
Balloon Flag	1	1	100%
Closing Settlement Date	6	15	40%
CLTV	5	12	41.67%
DSCR	6	17	35.29%
Interest Rate	49	67	73.13%
Loan Purpose	12	67	17.91%
Originator DSCR	10	49	20.41%
Prepayment Penalty Flag	1	11	9.09%
Prepayment Penalty Total Term	4	62	6.45%
Property Address	20	67	29.85%
Property City	4	67	5.97%
Property Tax Amount	37	49	75.51%
Property Type	6	64	9.38%
Property Zip Code	3	67	4.48%
Proposed HOA	1	1	100%
Qualifying FICO	15	54	27.78%
Sales Price	22	35	62.86%
Third Party Market Rent Estimate	4	11	36.36%

 Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 57.35% of the loans received a grade “A”.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Percent of Loans
A	39	57.35%
B	28	41.18%
C	1	1.47%
D	0	0.0%
Total	68	100.0%

Credit Grade Summary
Event Grade	Loan Count	Percent of Loans
A	42	61.76%
B	26	38.24%
C	0	0.0%
D	0	0.0%
Total	68	100.0%

Property Grade Summary
Event Grade	Loan Count	Percent of Loans
A	65	95.59%
B	2	2.94%
C	1	1.47%
D	0	0.0%
Total	68	100.0%

Compliance Grade Summary
Event Grade	Loan Count	Percent of Loans
A	68	100.0%
B	0	0.0%
C	0	0.0%
D	0	0.0%
Total	68	100.0%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Credit Grade of “A”, Compliance Grade of “B”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	All Interested Parties Not Checked with Exclusionary Lists	8
		Approval/Underwriting Summary Not Provided	5
		Asset 1 Missing	1
		Assets - Earnest Money Deposit	1
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	1
		Borrower 1 Credit Report is Expired	1
		Borrower 1 Credit Report is Missing	1
		Cash Out Does Not Meet Guideline Requirements	17
		Flood Certificate Missing	8
		Flood Insurance Minimum Coverage Not Met	2
		Hazard Insurance - Other Insurance Incomplete	1
		Hazard Insurance - Other Insurance Missing	2
		Hazard Insurance Coverage Amount is less than Required Coverage Amount	1
		Hazard Insurance Policy is Missing	1
		Hazard Insurance Policy is Partial	2
		Liabilities - REO	1
		No Credit Findings	6
		OFAC Check Not Completed and/or Cleared	1
		Program Parameters - Loan Purpose	1
		Purchase Contract - Addendum Missing	3
		Purchase Contract - Missing	2
		Purchase Contract - Missing Signature(s)	1
		Third Party Fraud Report not Provided	30
		Third Party Fraud Report Partially Provided	1
		Title Coverage is Less than Subject Lien(s) Total	1
		Total Credit Grade (A) Exceptions	99
Credit	B	Approval/Underwriting Summary Not Provided	2
		Asset 1 Does Not Meet Guideline Requirements	1
		Asset 1 Missing	1
		Asset 3 Less Than 2 Months Verified	1
		Asset Qualification Does Not Meet Guideline Requirements	2
		Assets - Insufficient Cash to Close	2
		Assets - Large Deposits	2
		Audited Loan Amount is less than Guideline Minimum Loan Amount	1
		Audited LTV Exceeds Guideline LTV	2
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	2
		Cash Out Does Not Meet Guideline Requirements	12
		Title - Ownership Issue	5
		Total Credit Grade (B) Exceptions	33
Property	A	Missing Doc - 3rd Party Valuation Product/Missing	17
		Value - Value is supported within 10% of original appraisal amount	49
		Total Property Grade (A) Exceptions	66
Property	B	Appraisal - Recertification of Value Missing	2
		Total Property Grade (B) Exceptions	2
Property	C	Missing Doc - 3rd Party Valuation Product/Missing	1
		Total Property Grade (C) Exceptions	1
Compliance	A	Condo Rider is Missing	1
		Missing evidence Mortgage/Deed of Trust will be recorded	1
		Missing HUD-1 Closing Statement	3
		Missing Initial Escrow Disclosure	1
		Missing required ARM Rider	1
		No Compliance Findings	61
		PUD Rider is Missing	1
		The Note is Not Executed	1
		Total Compliance Grade (A) Exceptions	70

Event Grade Definitions:

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.